EX-99.1

CONSENT IN WRITING OF
BOARDS OF DIRECTORS OF
EZAGOO LIMITED

IN LIEU OF AN ORGANIZATIONAL MEETING

September 19, 2019

Pursuant to Sections 78.315 and 78.320 of the Nevada Revised Statutes, the undersigned being the Director of EZAGOO LIMITED, a Nevada corporation (the “Company”), do hereby authorize, approve, and consent to the adoption of the following resolutions and the actions contemplated therein, without meeting:

1.	Issuance of shares

WHEREAS various subscribers have agreed to subscribe for and have paid for shares of common stock in the capital of the Company pursuant to the Company’s registration statement on Form S-1, which was declared effective on May 13, 2019;

THAT shares of common stock be issued to the following Individual and Companies:

	Name	Share to be issued	Payment	Per share price
1	Yong Zhao	1,607,871	32,157.42	0.02
2	Xianjun Zhou	876,791	17,535.82	0.02
3	Jun Bai	692,662	13,853.24	0.02
4	Changrong Hu	673,842	13,476.84	0.02
5	Aiping Zhang	672,923	13,458.46	0.02
6	Minghua Hu	630,333	12,606.66	0.02
7	Miaoqin Hu	542,505	10,850.10	0.02
8	Deqing An	514,942	10,298.84	0.02
9	Rihong Zhao	493,730	9,874.60	0.02
10	Yongmei Xu	469,383	9,387.66	0.02
11	Jian Lu	454,563	9,091.26	0.02
12	Suhong Li	354,104	7,082.08	0.02
13	Yuejuan Teng	338,438	6,768.76	0.02
14	Yongjun Zhu	316,667	6,333.34	0.02
15	Xuebing Cheng	306,926	6,138.52	0.02
16	Jie Ye	305,868	6,117.36	0.02
17	Wenqin Yang	305,205	6,104.10	0.02
18	Weimin Lu	298,021	5,960.42	0.02
19	Xuan Zhou	294,529	5,890.58	0.02
20	Yonzhon Qui	281,059	5,621.18	0.02

21	Min Luo	279,319	5,586.38	0.02
22	Shuke Pei	276,503	5,530.06	0.02
23	Huihuang Wang	268,381	5,367.62	0.02
24	Shaoming Yang	254,011	5,080.22	0.02
25	Deming Rao	249,852	4,997.04	0.02
26	Shuzhen Huang	228,188	4,563.76	0.02
27	Juxian Hu	227,844	4,556.88	0.02
28	Maofang Zhu	225,000	4,500.00	0.02
29	Yide Xu	223,265	4,465.30	0.02
30	Dongyun Wang	220,722	4,414.44	0.02
31	Yanguan Zhong	210,918	4,218.36	0.02
32	Aiwu Chou	208,412	4,168.24	0.02
33	Zuopeng Zhang	205,125	4,102.50	0.02
34	Bocheng Su	202,917	4,058.34	0.02
35	Jianxiang Zhao	192,258	3,845.16	0.02
36	Li Li	190,000	3,800.00	0.02
37	Qiaoping Li	183,125	3,662.50	0.02
38	Cuiping Chen	177,470	3,549.40	0.02
39	Ailing Wu	171,538	3,430.76	0.02
40	Yuanqing Zhou	168,998	3,379.96	0.02
41	Aiping Tian	164,892	3,297.84	0.02
42	Zhihe Wu	161,431	3,228.62	0.02
43	Yalin Zhang	159,921	3,198.42	0.02
44	Qing Wu	153,404	3,068.08	0.02
45	Meiyu Zhou	149,623	2,992.46	0.02
46	Xiaoqing Wang	149,320	2,986.40	0.02
47	Haiqin Lu	149,318	2,986.36	0.02
48	Zhiwen Chu	148,487	2,969.74	0.02
49	Kefang Deng	147,302	2,946.04	0.02
50	Liuying Xiong	146,504	2,930.08	0.02
51	Honxia Zheng	145,894	2,917.88	0.02
52	Xiangjun Lv	143,959	2,879.18	0.02
53	Jinliang Wang	143,414	2,868.28	0.02
54	Yanyu Li	141,425	2,828.50	0.02
55	Liuping Wen	139,003	2,780.06	0.02
56	Zheyong Zhou	134,188	2,683.76	0.02
57	Lin Zhang	133,764	2,675.28	0.02
58	Changhua He	130,654	2,613.08	0.02
59	Dianjun shen	127,831	2,556.62	0.02
60	Zhilan Tang	126,432	2,528.64	0.02
61	Xiande Wan	125,500	2,510.00	0.02
62	Haiyun Lan	125,281	2,505.62	0.02
63	Xiao Wang	124,476	2,489.52	0.02
64	Shue Zeng	123,905	2,478.10	0.02

65	Chaojun Li	122,500	2,450.00	0.02
66	Ziqin Wang	120,258	2,405.16	0.02
67	Lijuan Luo	119,540	2,390.80	0.02
68	Yali Zhou	118,907	2,378.14	0.02
69	Changsong Yu	118,050	2,361.00	0.02
70	Hantong Yang	116,298	2,325.96	0.02
71	Jianming Li	116,246	2,324.92	0.02
72	Fang Wang	115,010	2,300.20	0.02
73	Shangyi Zeng	111,911	2,238.22	0.02
74	Jing Wu	111,531	2,230.62	0.02
75	Yuhui Zhou	109,825	2,196.50	0.02
76	Jiahong Xie	108,585	2,171.70	0.02
77	Dane Mo	108,353	2,167.06	0.02
78	Zhenbang Zhou	107,000	2,140.00	0.02
79	Guiying Tang	106,497	2,129.94	0.02
80	Caiyun Tan	102,846	2,056.92	0.02
81	chengyong Yin	102,762	2,055.24	0.02
82	Xueling Cheng	101,254	2,025.08	0.02
83	Genbao Wang	100,256	2,005.12	0.02
84	Wenqi Li	99,083	1,981.66	0.02
85	Aijuan Hu	98,558	1,971.16	0.02
86	Yechao Jiang	96,043	1,920.86	0.02
87	Jianbo Zhong	95,000	1,900.00	0.02
88	Xiao yun Huang	93,291	1,865.82	0.02
89	Zhenxiang Zhang	92,933	1,858.66	0.02
90	Cuihong Wu	91,983	1,839.66	0.02
91	Yingsi Yu	91,574	1,831.48	0.02
92	Sancha Wen	91,189	1,823.78	0.02
93	Yongjun Li	89,954	1,799.08	0.02
94	Xiuzhang Shi	89,533	1,790.66	0.02
95	Guofeng Yu	89,375	1,787.50	0.02
96	Yanhua Wang	88,944	1,778.88	0.02
97	Fenge Liu	87,917	1,758.34	0.02
98	Jingan Yi	86,850	1,737.00	0.02
99	Qiaohua Zeng	86,402	1,728.04	0.02
100	Ling Lin	86,386	1,727.72	0.02
101	Xiaolan Wang	86,046	1,720.92	0.02
102	Ruihuang He	84,719	1,694.38	0.02
103	Xinmei Dang	84,669	1,693.38	0.02
104	Kang Wang	84,463	1,689.26	0.02
105	Xuede Li	83,746	1,674.92	0.02
106	Qiang Zhu	83,290	1,665.80	0.02
107	Dongshang Chen	83,256	1,665.12	0.02
108	Bokui Shen	83,035	1,660.70	0.02

109	Changkuan Chen	79,792	1,595.84	0.02
110	Yuanfang Luo	78,097	1,561.94	0.02
111	Zhaohui Yu	78,069	1,561.38	0.02
112	Xiangwen Liu	76,938	1,538.76	0.02
113	Lihua Ma	76,821	1,536.42	0.02
114	JunMing Shu	76,563	1,531.26	0.02
115	Xiaoying Luo	76,382	1,527.64	0.02
116	Zejin Wang	75,980	1,519.60	0.02
117	Guoping Shen	74,354	1,487.08	0.02
118	Suyang Liu	73,500	1,470.00	0.02
119	YunLuo	72,937	1,458.74	0.02
120	Xiaoxia Huang	71,835	1,436.70	0.02
121	Lie Yang	71,361	1,427.22	0.02
122	Chunyan Peng	71,241	1,424.82	0.02
123	Baojin Hong	70,847	1,416.94	0.02
124	Shaomei Liu	70,300	1,406.00	0.02
125	Mingzhen Zhou	70,175	1,403.50	0.02
126	Feng Qiu	69,134	1,382.68	0.02
127	Xuwu Gui	69,074	1,381.48	0.02
128	Qiao Wang	69,069	1,381.38	0.02
129	Bo Du	67,706	1,354.12	0.02
130	Feiping Zhang	67,452	1,349.04	0.02
131	Zhilong Yin	67,080	1,341.60	0.02
132	Xibin Chen	66,528	1,330.56	0.02
133	Ming Chen	66,426	1,328.52	0.02
134	Shujun Zhang	65,864	1,317.28	0.02
135	Weijuan Zhou	65,244	1,304.88	0.02
136	Jun Zhao	65,050	1,301.00	0.02
137	Junqian He	65,005	1,300.10	0.02
138	Shohua Liu	64,800	1,296.00	0.02
139	Huiqin Tan	64,451	1,289.02	0.02
140	Chunfang Ji	64,000	1,280.00	0.02
141	Xiaohui Chen	62,794	1,255.88	0.02
142	Fuli Liu	61,881	1,237.62	0.02
143	Xiangming Fang	61,414	1,228.28	0.02
144	Weimin Tan	55,693	1,113.86	0.02
	Total	25,039,861	$500,797.22	0.02

NOW, THEREFORE, BE IT:

RESOLVED, that the Initial Public Offering be closed as of the date first written above.

RESOLVED, that the Company be, and hereby is authorized to enter into subscription agreements to sell the Shares pursuant to the Initial Public Offering; and be it further

RESOLVED, that any and all actions taken by the officers and directors of the Company in connection with the foregoing resolutions be an hereby are approved and ratified as if approved prior to such actions being taken; and be it further

RESOLVED, that the proper officers be, and they and each of them hereby are, authorized and empowered, in the name of the Company and on its behalf, to do all such further acts and things and to execute, and deliver all such additional documents, instruments and certificates, as such officers, in their sole discretion, shall determine to be necessary, appropriate or desirable for the purposes of carrying out the foregoing resolutions, any such determination to be conclusively evidenced by the doing by such officers of any such act or thing, or the execution and delivery by such officers of any such additional documents, instruments or certificates.

IN WITHNESS HEREOF, the undersigned have executed this Written Consent as of the date first written above.

BOARD OF DIRECTORS:

/s/ Tan Xiaohao
Tan Xiaohao President, Secretary, Treasurer, Director